UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1700 W Horizon Ridge Parkway, Suite 200,

Henderson, Nevada 89012

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

               N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2019, our stockholders approved our 2018 Equity Incentive Plan at our 2019 Annual Meeting of Stockholders. Our board of directors adopted the 2018 Equity Incentive Plan on July 18, 2018.

The full text of the 2018 Equity Incentive Plan is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2019, we amended our articles of incorporation effective April 23, 2019 to change our name from 3PEA International, Inc. to Paysign, Inc. The full text of the Amended and Restated Articles of Incorporation is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

List of Subsidiaries

Filed herewith as Exhibit 21.1 to this Current Report on Form 8-K is an updated list of our subsidiaries, which updates the name of one of our subsidiaries that changed its name from WOW! Technologies, Inc. to Qfour Corp.

Intellectual Property Disclosures

We erroneously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 that we have patents, which we do not. We protect our intellectual property rights through a combination of trademark, copyright, and trade secret laws.

Revised Guidance

On September 9, 2019, we issued a press release revising our full year 2019 revenue guidance. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: Not applicable.

(b)	Pro forma financial information: Not applicable.

(c)	Shell company transactions: Not applicable.

(d)	Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation
10.3*	2018 Equity Incentive Plan
21.1	Subsidiaries of the Registrant
99.1	Press release dated September 9, 2019

* Indicates a management contract or compensatory plan or agreement.

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SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: September 9, 2019	By: /s/ Mark Newcomer
Mark Newcomer, Chief Executive Officer

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